Exhibit 99.1
KELLY SERVICES REPORTS 2nd QUARTER 2009 RESULTS
TROY, MI (August 5, 2009) — Kelly Services, Inc., a world leader in workforce management services and human resources solutions, today announced results for the second quarter of 2009.
Carl T. Camden, President and Chief Executive Officer, announced revenue for the second quarter of 2009 totaled $1.0 billion, a 29% decrease compared to the corresponding quarter in 2008. On a constant currency basis, revenue decreased by 24%.
Losses from operations for the second quarter of 2009 totaled $74.5 million, compared to earnings from operations of $15.0 million reported for the second quarter of 2008. Included in the results from operations for the second quarter 2009 are impairment charges totaling $52.6 million and $2.4 million of restructuring costs relating to the Company’s UK operations. Excluding the impairment and restructuring charges, the loss from operations was $19.5 million for the second quarter of 2009.
Diluted losses per share from continuing operations in the second quarter of 2009 were $1.89, compared to second quarter 2008 earnings of $0.30 per share. The impairment charges totaled $1.41 per share and the UK restructuring charge totaled $0.07 per share in the second quarter of 2009.
The second quarter impairment charges include adjustments to the value of goodwill for the Company’s Americas Commercial, EMEA PT and APAC Commercial segments and the long-lived assets related to operations in Japan. The UK restructuring charge is part of a plan to further consolidate and close branches in the UK during 2009.
Commenting on the second quarter results, Camden said the Company’s loss reflects the continued weakened state of labor markets throughout the world.
“In this challenging environment, we remain focused on expense control, where our efforts have had a significant impact on our overall performance. Going forward, we will seek out additional opportunities to simplify our business structure and operate more efficiently.
“While having the potential to yield immediate results, these actions will also serve to strengthen Kelly, provide impetus when the economy improves, and position us for long-term success,” said Camden.
In conjunction with its second quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on August 5, to review the results and answer questions. The call may be accessed in one of the following ways:
Via the Telephone:

U.S.	1 800 553-0327
International	1 651 291-5254
The pass code is Kelly Services
Via the Internet:
The call is also available via the internet through the Kelly Services website: www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include: competition, changing market and economic conditions, currency fluctuations, changes in laws and regulations, including tax laws, and other factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein.
A reconciliation of certain non-GAAP financial measures discussed in this release is included in the attached financial information schedules.
About Kelly Services
Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a world leader in workforce management services and human resources solutions headquartered in Troy, Michigan, offering temporary staffing services, outsourcing, vendor on-site and full-time placement to clients on a global basis. Kelly provides employment to nearly 650,000 employees annually, with skills including office services, accounting, engineering, information technology, law, science, marketing, creative services, light industrial, education, and health care. Revenue in 2008 was $5.5 billion. Visit www.kellyservices.com.

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Judith Clark
(248) 244-4586	(248) 244-5362
james_polehna@kellyservices.com	judith_clark@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JUNE 28, 2009 AND JUNE 29, 2008
(UNAUDITED)
(In millions of dollars except per share data)

	2009	2008	Change		% Change

Revenue from services	$1,028.9	$1,452.0	$(423.1)		(29.1)%

Cost of services	857.2	1,194.6	(337.4)		(28.2)

Gross profit	171.7	257.4	(85.7)		(33.3)

Selling, general and administrative expenses	193.6	242.4	(48.8)		(20.2)

Asset impairments	52.6	—	52.6		NM

(Loss) earnings from operations	(74.5)	15.0	(89.5)		NM

Other (expense) income, net	(1.0)	0.1	(1.1)		NM

(Loss) earnings from continuing operations before taxes	(75.5)	15.1	(90.6)		NM

Income taxes	(9.5)	4.7	(14.2)		(302.4)

(Loss) earnings from continuing operations	(66.0)	10.4	(76.4)		NM

Earnings from discontinued operations, net of tax	—	0.1	(0.1)		(100.0)

Net (loss) earnings	$(66.0)	$10.5	$(76.5)		NM %

Basic (loss) earnings per share on common stock
(Loss) earnings from continuing operations	$(1.89)	$0.30	$(2.19)		NM %
Earnings from discontinued operations	—	—	—		NM
Net (loss) earnings	(1.89)	0.30	(2.19)		NM

Diluted (loss) earnings per share on common stock
(Loss) earnings from continuing operations	$(1.89)	$0.30	$(2.19)		NM %
Earnings from discontinued operations	—	—	—		NM
Net (loss) earnings	(1.89)	0.30	(2.19)		NM

STATISTICS:

Gross profit rate	16.7%	17.7%	(1.0	) pts.

Selling, general and administrative expenses:
% of revenue	18.8	16.7	2.1
% of gross profit	112.7	94.2	18.5

% Return — (Loss) earnings from operations	(7.2)	1.0	(8.2)
(Loss) earnings from continuing operations before taxes	(7.3)	1.0	(8.3)
(Loss) earnings from continuing operations	(6.4)	0.7	(7.1)
Net (loss) earnings	(6.4)	0.7	(7.1)

Effective income tax rate	12.5%	30.9%	(18.4	) pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 26 WEEKS ENDED JUNE 28, 2009 AND JUNE 29, 2008
(UNAUDITED)
(In millions of dollars except per share data)

	2009	2008	Change		% Change

Revenue from services	$2,071.5	$2,840.4	$(768.9)		(27.1)%

Cost of services	1,724.3	2,333.1	(608.8)		(26.1)

Gross profit	347.2	507.3	(160.1)		(31.6)

Selling, general and administrative expenses	399.7	479.4	(79.7)		(16.6)

Asset impairments	52.6	—	52.6		NM

(Loss) earnings from operations	(105.1)	27.9	(133.0)		(476.6)

Other income, net	0.3	0.1	0.2		237.8

(Loss) earnings from continuing operations before taxes	(104.8)	28.0	(132.8)		(474.1)

Income taxes	(22.7)	9.6	(32.3)		(337.0)

(Loss) earnings from continuing operations	(82.1)	18.4	(100.5)		NM

Earnings from discontinued operations, net of tax	0.6	0.3	0.3		80.6

Net (loss) earnings	$(81.5)	$18.7	$(100.2)		NM %

Basic (loss) earnings per share on common stock
(Loss) earnings from continuing operations	$(2.36)	$0.52	$(2.88)		NM %
Earnings from discontinued operations	0.02	0.01	0.01		100.0
Net (loss) earnings	(2.34)	0.53	(2.87)		NM

Diluted (loss) earnings per share on common stock
(Loss) earnings from continuing operations	$(2.36)	$0.52	$(2.88)		NM %
Earnings from discontinued operations	0.02	0.01	0.01		100.0
Net (loss) earnings	(2.34)	0.53	(2.87)		NM

STATISTICS:

Gross profit rate	16.8%	17.9%	(1.1	) pts.

Selling, general and administrative expenses:
% of revenue	19.3	16.9	2.4
% of gross profit	115.1	94.5	20.6

% Return — (Loss) earnings from operations	(5.1)	1.0	(6.1)
(Loss) earnings from continuing operations before taxes	(5.1)	1.0	(6.1)
(Loss) earnings from continuing operations	(4.0)	0.6	(4.6)
Net (loss) earnings	(3.9)	0.7	(4.6)

Effective income tax rate	21.7%	34.2%	(12.5	) pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter
					Constant
					Currency
	2009	2008	Change		Change

Americas Commercial
Revenue from services (including fee-based income)	$473.0	$656.8	(28.0)%		(26.4)%
Fee-based income	1.6	4.4	(65.1)		(63.7)
Gross profit	70.6	102.5	(31.1)		(29.8)
SG&A expenses	68.6	82.8	(17.2)		(15.6)
Earnings from operations	2.0	19.7	(89.8)

Gross profit rate	14.9%	15.6%	(0.7	) pts.
Expense rates:
% of revenue	14.5	12.6	1.9
% of gross profit	97.1	80.8	16.3
Operating margin	0.4	3.0	(2.6)

Americas PT
Revenue from services (including fee-based income)	$194.8	$245.5	(20.7)%		(20.5)%
Fee-based income	2.3	5.4	(57.7)		(57.6)
Gross profit	32.2	42.8	(24.7)		(24.5)
SG&A expenses	25.6	28.4	(10.1)		(9.7)
Earnings from operations	6.6	14.4	(53.6)

Gross profit rate	16.5%	17.4%	(0.9	) pts.
Expense rates:
% of revenue	13.1	11.6	1.5
% of gross profit	79.2	66.3	12.9
Operating margin	3.4	5.9	(2.5)

EMEA Commercial
Revenue from services (including fee-based income)	$211.7	$351.7	(39.8)%		(28.4)%
Fee-based income	3.9	11.1	(65.2)		(58.0)
Gross profit	34.4	61.1	(43.8)		(33.4)
SG&A expenses	39.7	59.8	(33.6)		(21.5)
Earnings from operations	(5.3)	1.3	NM
Earnings from operations (excluding restructuring charges)	(2.9)	1.3	(320.1)

Gross profit rate	16.2%	17.4%	(1.2	) pts.
Expense rates:
% of revenue	18.8	17.0	1.8
% of gross profit	115.6	97.8	17.8
Operating margin	(2.5)	0.4	(2.9)

EMEA PT
Revenue from services (including fee-based income)	$33.1	$46.3	(28.6)%		(15.6)%
Fee-based income	3.8	7.7	(50.8)		(40.5)
Gross profit	8.8	14.1	(37.5)		(25.8)
SG&A expenses	10.1	12.7	(20.3)		(5.0)
Earnings from operations	(1.3)	1.4	(196.6)

Gross profit rate	26.6%	30.4%	(3.8	) pts.
Expense rates:
% of revenue	30.6	27.4	3.2
% of gross profit	115.1	90.3	24.8
Operating margin	(4.0)	3.0	(7.0)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Second Quarter
					Constant
					Currency
	2009	2008	Change		Change

APAC Commercial
Revenue from services (including fee-based income)	$66.3	$90.9	(27.1)%		(16.4)%
Fee-based income	2.3	5.2	(55.5)		(50.5)
Gross profit	9.7	15.7	(38.6)		(29.8)
SG&A expenses	10.9	15.2	(28.7)		(18.9)
Earnings from operations	(1.2)	0.5	(331.9)

Gross profit rate	14.6%	17.3%	(2.7	) pts.
Expense rates:
% of revenue	16.4	16.8	(0.4)
% of gross profit	112.3	96.7	15.6
Operating margin	(1.8)	0.6	(2.4)

APAC PT
Revenue from services (including fee-based income)	$5.5	$9.4	(41.4)%		(33.9)%
Fee-based income	0.8	1.4	(39.9)		(31.3)
Gross profit	1.7	2.9	(39.2)		(31.4)
SG&A expenses	2.1	3.0	(29.2)		(18.5)
Earnings from operations	(0.4)	(0.1)	(160.3)

Gross profit rate	31.5%	30.3%	1.2	pts.
Expense rates:
% of revenue	38.6	31.9	6.7
% of gross profit	122.6	105.3	17.3
Operating margin	(7.1)	(1.6)	(5.5)

OCG
Revenue from services (including fee-based income)	$50.1	$57.2	(12.3)%		(10.3)%
Fee-based income	6.0	7.1	(16.3)		(10.8)
Gross profit	14.6	18.5	(21.3)		(18.0)
SG&A expenses	17.8	17.9	(1.0)		3.7
Earnings from operations	(3.2)	0.6	NM

Gross profit rate	29.0%	32.3%	(3.3	) pts.
Expense rates:
% of revenue	35.5	31.4	4.1
% of gross profit	122.1	97.1	25.0
Operating margin	(6.4)	0.9	(7.3)

Corporate Expense	$(19.1)	$(22.8)	16.4%

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date
					Constant
					Currency
	2009	2008	Change		Change

Americas Commercial
Revenue from services (including fee-based income)	$955.4	$1,299.5	(26.5)%		(24.6)%
Fee-based income	3.4	8.6	(61.2)		(58.4)
Gross profit	143.7	207.4	(30.7)		(29.1)
SG&A expenses	141.2	165.5	(14.7)		(12.7)
Earnings from operations	2.5	41.9	(94.0)

Gross profit rate	15.0%	16.0%	(1.0	) pts.
Expense rates:
% of revenue	14.8	12.7	2.1
% of gross profit	98.3	79.8	18.5
Operating margin	0.3	3.2	(2.9)

Americas PT
Revenue from services (including fee-based income)	$392.2	$484.1	(19.0)%		(18.8)%
Fee-based income	5.1	10.7	(52.8)		(52.7)
Gross profit	63.7	85.1	(25.2)		(24.9)
SG&A expenses	51.8	56.6	(8.6)		(8.2)
Earnings from operations	11.9	28.5	(58.1)

Gross profit rate	16.2%	17.6%	(1.4	) pts.
Expense rates:
% of revenue	13.2	11.7	1.5
% of gross profit	81.2	66.5	14.7
Operating margin	3.0	5.9	(2.9)

EMEA Commercial
Revenue from services (including fee-based income)	$428.3	$673.6	(36.4)%		(23.4)%
Fee-based income	8.6	21.8	(60.3)		(51.6)
Gross profit	68.9	116.7	(41.0)		(29.5)
SG&A expenses	86.3	117.0	(26.2)		(10.7)
Earnings from operations	(17.4)	(0.3)	NM
Earnings from operations (excluding restructuring charges)	(9.6)	(0.3)	NM

Gross profit rate	16.1%	17.3%	(1.2	) pts.
Expense rates:
% of revenue	20.2	17.4	2.8
% of gross profit	125.3	100.2	25.1
Operating margin	(4.1)	0.0	(4.1)

EMEA PT
Revenue from services (including fee-based income)	$65.9	$90.1	(26.9)%		(12.7)%
Fee-based income	8.2	14.6	(44.1)		(31.4)
Gross profit	18.2	27.1	(32.9)		(19.5)
SG&A expenses	20.1	24.7	(18.7)		(2.2)
Earnings from operations	(1.9)	2.4	(179.0)

Gross profit rate	27.6%	30.1%	(2.5	) pts.
Expense rates:
% of revenue	30.5	27.4	3.1
% of gross profit	110.4	91.2	19.2
Operating margin	(2.9)	2.7	(5.6)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	June Year to Date
					Constant
					Currency
	2009	2008	Change		Change

APAC Commercial
Revenue from services (including fee-based income)	$130.7	$177.6	(26.4)%		(14.1)%
Fee-based income	4.5	9.5	(52.2)		(46.0)
Gross profit	19.2	30.2	(36.8)		(26.2)
SG&A expenses	21.7	29.7	(27.0)		(15.6)
Earnings from operations	(2.5)	0.5	NM

Gross profit rate	14.6%	17.0%	(2.4	) pts.
Expense rates:
% of revenue	16.6	16.7	(0.1)
% of gross profit	113.3	98.1	15.2
Operating margin	(1.9)	0.3	(2.2)

APAC PT
Revenue from services (including fee-based income)	$11.7	$17.9	(34.5)%		(25.7)%
Fee-based income	1.8	2.8	(35.7)		(26.5)
Gross profit	3.6	5.5	(33.2)		(24.3)
SG&A expenses	4.3	5.8	(26.4)		(14.1)
Earnings from operations	(0.7)	(0.3)	(77.0)

Gross profit rate	31.1%	30.5%	0.6	pts.
Expense rates:
% of revenue	36.6	32.5	4.1
% of gross profit	117.5	106.6	10.9
Operating margin	(5.4)	(2.0)	(3.4)

OCG
Revenue from services (including fee-based income)	$98.8	$109.0	(9.3)%		(6.9)%
Fee-based income	12.6	13.2	(4.9)		1.8
Gross profit	30.5	35.7	(14.5)		(10.6)
SG&A expenses	34.9	33.2	4.9		10.3
Earnings from operations	(4.4)	2.5	(285.1)

Gross profit rate	30.8%	32.7%	(1.9	) pts.
Expense rates:
% of revenue	35.3	30.5	4.8
% of gross profit	114.5	93.3	21.2
Operating margin	(4.5)	2.2	(6.7)

Corporate Expense	$(40.0)	$(47.3)	15.4%

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	June 28,	December 28,	June 29,
	2009	2008	2008

Current Assets
Cash and equivalents	$115.2	$118.3	$85.4
Trade accounts receivable, less allowances of $15.4, $17.0 and $17.0, respectively	681.0	815.8	952.5
Prepaid expenses and other current assets	57.2	62.0	55.9
Deferred taxes	29.7	31.9	28.2

Total current assets	883.1	1,028.0	1,122.0

Property and Equipment, Net	137.7	151.3	172.5

Noncurrent Deferred Taxes	40.2	40.0	48.0

Goodwill, Net	67.3	117.8	145.2

Other Assets	125.3	120.2	141.8

Total Assets	$1,253.6	$1,457.3	$1,629.5

Current Liabilities
Short-term borrowings	$—	$35.2	$44.9
Accounts payable and accrued liabilities	205.2	244.1	209.9
Accrued payroll and related taxes	217.4	243.2	290.8
Accrued insurance	25.2	26.3	23.0
Income and other taxes	18.1	51.8	65.1
Current portion of long-term debt	77.6	—	—

Total current liabilities	543.5	600.6	633.7

Noncurrent Liabilities
Long-term debt	—	80.0	51.4
Accrued insurance	44.6	46.9	58.8
Accrued retirement benefits	66.4	61.6	76.2
Other long-term liabilities	14.9	15.3	15.4

Total noncurrent liabilities	125.9	203.8	201.8

Stockholders’ Equity
Common stock	40.1	40.1	40.1
Treasury stock	(107.8)	(111.2)	(111.4)
Paid-in capital	34.7	35.8	33.3
Earnings invested in the business	594.5	676.0	786.6
Accumulated other comprehensive income	22.7	12.2	45.4

Total stockholders’ equity	584.2	652.9	794.0

Total Liabilities and Stockholders’ Equity	$1,253.6	$1,457.3	$1,629.5

STATISTICS:
Working Capital	$339.6	$427.4	$488.3
Current Ratio	1.6	1.7	1.8
Debt-to-capital %	11.7%	15.0%	10.8%
Global Days Sales Outstanding	51	50	51

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 26 WEEKS ENDED JUNE 28, 2009 AND JUNE 29, 2008
(UNAUDITED)
(In millions of dollars)

	2009	2008

Cash flows from operating activities
Net (loss) earnings	$(81.5)	$18.7
Noncash adjustments:
Impairment of assets	52.6	—
Depreciation and amortization	21.0	22.5
Provision for bad debts	1.3	2.0
Stock-based compensation	2.2	1.6
Other, net	(1.5)	1.8
Changes in operating assets and liabilities	75.8	(5.3)

Net cash from operating activities	69.9	41.3

Cash flows from investing activities
Capital expenditures	(5.0)	(15.6)
Acquisition of companies, net of cash received	(7.5)	(10.6)
Other investing activities	(3.0)	(0.4)

Net cash from investing activities	(15.5)	(26.6)

Cash flows from financing activities
Net change in revolving line of credit	(13.1)	(7.4)
Repayment of debt	(22.9)	—
Dividend payments	—	(9.5)
Purchase of treasury stock	—	(8.0)
Stock options and other stock sales	—	0.1
Other financing activities	(23.6)	(0.7)

Net cash from financing activities	(59.6)	(25.5)

Effect of exchange rates on cash and equivalents	2.1	3.4

Net change in cash and equivalents	(3.1)	(7.4)
Cash and equivalents at beginning of period	118.3	92.8

Cash and equivalents at end of period	$115.2	$85.4

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Second Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2009	2008	US$	Currency
Americas
United States	$633.3	$839.1	(24.5)%	(24.5)%
Canada	42.6	63.7	(33.1)	(22.6)
Mexico	16.1	19.6	(18.0)	4.9
Puerto Rico	14.6	20.6	(29.2)	(29.2)

Total Americas	706.6	943.0	(25.1)	(23.9)

EMEA
France	62.9	95.4	(34.0)	(24.2)
United Kingdom	50.2	109.9	(54.3)	(41.6)
Switzerland	32.5	52.3	(37.8)	(33.0)
Italy	17.6	37.4	(52.9)	(46.1)
Germany	15.5	22.8	(32.2)	(22.2)
Norway	15.1	24.3	(37.8)	(20.7)
Russia	15.1	22.5	(32.9)	(8.8)
Portugal	12.6	—	NM	NM
Other	27.1	40.9	(33.9)	(22.1)

Total EMEA	248.6	405.5	(38.7)	(27.1)

APAC
Australia	22.5	38.1	(40.8)	(26.3)
Singapore	15.2	18.7	(18.9)	(12.6)
Malaysia	12.0	14.7	(18.6)	(10.1)
Other	24.0	32.0	(24.8)	(16.0)

Total APAC	73.7	103.5	(28.7)	(18.3)

Total Kelly Services, Inc.	$1,028.9	$1,452.0	(29.1)%	(24.4)%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	June Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2009	2008	US$	Currency

Americas
United States	$1,278.1	$1,659.8	(23.0)%	(23.0)%
Canada	83.5	125.5	(33.5)	(20.4)
Mexico	30.8	37.3	(17.4)	7.7
Puerto Rico	30.3	39.4	(23.3)	(23.3)

Total Americas	1,422.7	1,862.0	(23.6)	(22.2)

EMEA
France	124.6	182.0	(31.5)	(21.6)
United Kingdom	112.8	214.8	(47.5)	(30.1)
Switzerland	61.0	94.5	(35.4)	(30.6)
Italy	36.5	72.8	(49.8)	(42.5)
Germany	30.9	44.2	(30.1)	(19.8)
Russia	29.0	43.2	(32.9)	(7.6)
Norway	28.2	44.3	(36.3)	(18.3)
Portugal	24.3	—	NM	NM
Other	55.3	81.3	(32.1)	(20.1)

Total EMEA	502.6	777.1	(35.3)	(22.2)

APAC
Australia	42.9	73.8	(41.8)	(24.4)
Singapore	30.1	36.5	(17.6)	(11.4)
Malaysia	24.1	29.5	(18.3)	(9.0)
Other	49.1	61.5	(20.1)	(9.7)

Total APAC	146.2	201.3	(27.3)	(15.3)

Total Kelly Services, Inc.	$2,071.5	$2,840.4	(27.1)%	(21.7)%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars except per share data)

	Second Quarter
	2009		2008
	Amount	Per Share	Amount	Per Share

(Loss) earnings from continuing operations	$(66.0)	$(1.89)	$10.4	$0.30

U.K. restructuring charge, net of taxes (Note 1)	2.4	0.07	—	—

Asset impairments, net of taxes (Note 2)	49.2	1.41	—

(Loss) earnings from continuing operations excluding restructuring and asset impairment charges, net of taxes	$(14.4)	$(0.41)	$10.4	$0.30

	Second Quarter
	2009	2008	% Change

Selling, general and administrative expenses	$193.6	$242.4
U.K. restructuring charge (Note 1)	(2.4)	—

Selling, general and administrative expenses excluding the U.K. restructuring charge	$191.2	$242.4	(21.2%)

(Loss) earnings from operations	$(74.5)	$15.0
U.K. restructuring charge (Note 1)	2.4	—
Asset impairments (Note 2)	52.6	—

(Loss) earnings from operations excluding restructuring and asset impairment charges	$(19.5)	$15.0	(229.9%)

EMEA Commercial selling, general and administrative expenses	$39.7	$59.8
U.K. restructuring charge (Note 1)	(2.4)	—

EMEA Commercial selling, general and administrative expenses excluding the U.K. restructuring charge	$37.3	$59.8	(37.6%)

EMEA Commercial (loss) earnings from operations	$(5.3)	$1.3
U.K. restructuring charge (Note 1)	2.4	—

EMEA Commercial (loss) earnings from operations excluding the U.K. restructuring charge	$(2.9)	$1.3	(320.1%)

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars except per share data)

	June Year to Date
	2009		2008
	Amount	Per Share	Amount	Per Share

(Loss) earnings from continuing operations	$(82.1)	$(2.36)	$18.4	$0.52

U.K. restructuring charge, net of taxes (Note 1)	7.8	0.22	—	—

Asset impairments, net of taxes (Note 2)	49.2	1.41	—	—

(Loss) earnings from continuing operations excluding restructuring and asset impairment charges, net of tax	$(25.1)	$(0.72)	$18.4	$0.52

	June Year to Date
	2009	2008	% Change

Selling, general and administrative expenses	$399.7	$479.4
U.K. restructuring charge (Note 1)	(7.8)	—

Selling, general and administrative expenses excluding the U.K. restructuring charge	$391.9	$479.4	(18.3%)

(Loss) earnings from operations	$(105.1)	$27.9
U.K. restructuring charge (Note 1)	7.8	—
Asset impairments (Note 2)	52.6	—

(Loss) earnings from operations excluding restructuring and asset impairment charges	$(44.7)	$27.9	(260.2%)

EMEA Commercial selling, general and administrative expenses	$86.3	$117.0
U.K. restructuring charge (Note 1)	(7.8)	—

EMEA Commercial selling, general and administrative expenses excluding the U.K. restructuring charge	$78.5	$117.0	(32.9%)

EMEA Commercial (loss) earnings from operations	$(17.4)	$(0.3)
U.K. restructuring charge (Note 1)	7.8	—

EMEA Commercial (loss) earnings from operations excluding the U.K. restructuring charge	$(9.6)	$(0.3)	NM

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the U.K. restructuring and asset impairment charges are useful to understand the Company’s fiscal 2009 financial performance and increases comparability. Specifically, Management believes that excluding this item allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company’s financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company’s financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1)	The U.K. restructuring charge is comprised of facility and other exit costs associated with the disposal or closure of 41 branch locations related to the restructuring program.

(2)
The impairment charges include adjustments to the value of goodwill for the Company’s Americas Commercial, APAC Commercial and EMEA PT segments, as well as long-lived assets and intangibles related to operations in Japan.